Supplement dated September 25, 2013
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Asia Pacific ex-Japan Fund	2/28/2013
Effective September 6, 2013, the following changes are made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Vanessa Donegan	Head of Asia and Global Emerging Markets Equities and Portfolio Manager of Threadneedle	Lead Manager	July 2009
George Gosden	Senior Portfolio Manager	Co-manager	September 2013
The rest of the section remains the same.
The list of portfolio managers under the caption “Fund Management and Compensation — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Managers
Information about the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.
Subadviser: Threadneedle International Limited
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Vanessa Donegan	Head of Asia and Global Emerging Markets Equities and Portfolio Manager of Threadneedle	Lead Manager	July 2009
George Gosden	Senior Portfolio Manager	Co-manager	September 2013
Ms. Donegan joined Threadneedle in 1994. Ms. Donegan began her investment career in 1981 and earned a B.A. from Oxford University.
Mr. Gosden joined Threadneedle in 2010 as a Senior Portfolio Manager. Prior to joining Threadneedle, Mr. Gosden was a director at Insight Investment. Mr. Gosden began his investment career in 1994 and earned a B.A. in economics and an M.A. in economic development and international trade from the University of Nottingham (UK).
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP119_10_001_(09/13)